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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  July 13, 2001
                                                 --------------


                      PHOENIX WASTE SERVICES COMPANY, INC.
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             (Exact name of registrant as specified in its charter)


  Delaware                        0-27832                   22-3755400
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(State or other                 (Commission               (IRS Employer
jurisdiction of                 File Number)             Identification No.)
incorporation)


               60 Park Place, Suite 509, Newark, New Jersey 07102
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code (973) 297-5400
                                                   --------------


                                      N/A
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         (Former name or former address, if changed since last report.)



PLEASE ADDRESS ALL CORRESPONDENCE TO:     Mark Gasarch, Esq.
                                          40 West 57th Street
                                          33rd Floor
                                          New York, New York 10019


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Item 5. Other Events


On July 13, 2001 Phoenix Waste Services Company, Inc. (the "Company") entered into a Stock Purchase Agreement with Jeffrey Parker, David Parker and Jamie Parker to purchase all of the outstanding shares of Miners Fuel Company, Inc., with Jeffrey Parker and Michael Fiorillo to purchase all of the outstanding shares of Miners Environmental Inc. and with Miners Oil Company, Inc. to purchase all of its assets (Miners Fuel Company, Inc., Miners Environmental Inc. and Miners Oil Company, Inc., collectively the "Miners Entities"), Pennsylvania corporations located in Tremont, Pennsylvania for a purchase price of no less than $8,000,000 and no greater than $8,600,000 depending upon the Miners Entities' earnings before interest, taxes, depreciation and amortization ("EBITDA") for its fiscal years 2001 and 2002. At closing, the Company will pay to the owners of the Miners Entities $8,000,000 in cash plus up to $300,000 in total for each of fiscal years 2001 and 2002 provided that the EBITDA of the Miners Entities exceeds $4,000,000 in each of those two years. A closing is anticipated within 30 days.

The Miners Entities operate a long haul solid waste transporting business, a fuel oil supply business and a specialty waste company in Pennsylvania and New Jersey. For the fiscal year 2000 (unaudited) the Miners Entities showed total sales of approximately $58,000,000 an EBITDA of approximately $4,000,000 and a net worth of approximately $2,600,000. Jeffrey Parker, David Parker and Jamie Parker, the three principals of the Miners Entities, have agreed to remain employed by Miners Fuel Company, Inc. for a period of three years from closing, with Jeffrey Parker acting as President and Chief Executive Officer.


Item 7. Financial Statements and Exhibits

         (c)      Exhibits

                  2.1 Stock Purchase Agreement By and Between Phoenix Waste Services Company, Inc., as Buyer, and Jeffrey Parker, David Parker and Jamie Parker, as Sellers, for the purchase of Miners Fuel Company, Inc. dated July 16, 2001 (without schedules).

                  2.2 Stock Purchase Agreement By and Between Phoenix Waste Services Company, Inc., as Buyer, and Jeffrey Parker and Michael Fiorillo, as Sellers, for the purchase of Miners Environmental Inc. dated July 16, 2001 (without schedules).

                  2.3 Asset Purchase Agreement By Phoenix Waste Services Company, Inc., as Buyer, for the purchase of the assets of Miners Oil Company, Inc. dated July 16, 2001 (without schedules). 99.1 Form of Employment and Covenant Not To Compete Agreement between Miners Fuel Company, Inc. and Jeffrey Parker
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                  99.1     Form of Employment and Covenant Not To Compete
                           Agreement between Miners Fuel Company, Inc. and Jeffrey Parker

                  99.2 Form of Employment and Covenant Not To Compete Agreement between Miners Fuel Company, Inc. and Jamie Parker

                  99.3 Form of Employment and Covenant Not To Compete Agreement between Miners Fuel Company, Inc. and David Parker



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 17, 2001


                                        PHOENIX WASTE SERVICES COMPANY, INC.
                                        (Registrant)



                                         By  /s/ Richard L. Franks
                                            ----------------------------------
                                            Richard L. Franks, Vice-President,
                                                   General Counsel, Secretary